Exhibit 24


                                Power of Attorney

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of John W. Madigan and Crane H. Kenney as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in any and all capacities, to sign any registration statement related to the Chicago Tribune Tax Deferred Investment Plan for Machinists, the KTLA Inc. Hourly Employees' Retirement Plan, the Times Mirror Savings Plus Plan, the Tribune Company Defined Contribution Retirement Plan, the Tribune Company Savings Incentive Plan and the WPIX, Inc. Hourly Employees' Retirement Plan (each, a "Registration Statement"), and all amendments or supplements (including post-effective amendments) to any Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any national securities exchange, broker or dealer granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

This power of attorney has been signed below by the following persons in the capacities indicated as of July 24, 2001.


/s/  Jeffrey Chandler
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Jeffrey Chandler
Director


/s/  Dennis J. FitzSimons
-------------------------------------
Dennis J. FitzSimons
Executive Vice President and Director


/s/  Roger Goodan
--------------------------------------
Roger Goodan
Director


/s/  Enrique Hernandez, Jr.
--------------------------------------
Enrique Hernandez, Jr.
Director


/s/  Nancy Hicks Maynard
--------------------------------------
Nancy Hicks Maynard
Director


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/s/  Andrew J. McKenna
--------------------------------------
Andrew J. McKenna
Director


/s/  James J. O'Connor
--------------------------------------
James J. O'Connor
Director


/s/  Patrick G. Ryan
--------------------------------------
Patrick G. Ryan
Director


/s/  William Stinehart, Jr.
--------------------------------------
William Stinehart, Jr.
Director


/s/  Dudley S. Taft
--------------------------------------
Dudley S. Taft
Director


/s/  Arnold R. Weber
--------------------------------------
Arnold R. Weber
Director


/s/ Jack Fuller
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Jack Fuller
Director